Exhibit 28 (d) (1) under Form N-1A
Exhibit 10 under Item 601/Reg. S-K

6/29/20 – Name changed to Federated Hermes Money Market Obligations Trust

3/31/99 - Adviser name changed to Federated Investment Management Company

MONEY MARKET OBLIGATIONS TRUST

INVESTMENT ADVISORY CONTACT

This Contract is made between FEDERATED MANAGEMENT, an investment adviser registered under the Investment Advisers Act of 1940 having its principal place of business in Pittsburgh, Pennsylvania (the “Adviser”), and MONEY MARKET OBLIGATIONS TRUST, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the “Trust”).

WHEREAS, the Trust is an open-end management investment company as that term is defined in the Investment Company Act of 1940 (the “Act’) and is registered as such with the Securities and Exchange Commission; and

WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

1.       The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios (“Funds”) of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund’s assets.

2.       Adviser, in its supervision of the investments of each of the Funds will be guided by each of the Fund’s fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Registration Statements and exhibits as may be on file with the Securities and Exchange Commission.

3.       Each Fund shall pay or cause to be paid,, on behalf of each Fund, all of the Fund’s expenses and the Fund’s allocable share of Trust expenses, including, without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and personnel and administrative services; fees and expenses of preparing and its Registration Statements under the Securities Act of 1933 and any amendments thereto; expense of registering and qualifying the Trust, the Funds, and Shares of the Funds (“Shares”) under federal and state laws and regulations; expenses of preparing, printing, and distributing prospectuses (and any amendments thereto) and sales literature to current shareholders; interest expense, taxes, fees, and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase, and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents, and registrars; printing and mailing costs, auditing, accounting, and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. The Trust will also pay each Fund’s allocable share of such extraordinary expenses as may arise including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers and Trustees and agents with respect thereto.

4.       The Trust, on behalf of each of the Funds shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

5.       The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund’s expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

6.       This Contract shall begin for each Fund as of the date that the Trust executes an exhibit to this Contract relating to such Fund. This contract shall remain in effect for each Fund until the first meeting of Shareholders held after the execution date of an exhibit relating to the respective Fund, and if approved at such meeting by the shareholders of a particular Fund, shall continue in effect for such Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees f the Trust) cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund.

7.       Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of the majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days’ written notice to Adviser.

8.       This Contact may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation, or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

9.       In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security.

10.       This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust) cast in person at a meeting called for that purpose, and, where required by Section 15(a)92) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

11.       The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust (or any Fund) to the Trust’s distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature. The Trust agrees to cause its distributors to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

12.       Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

13.       This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.

14.       This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

6/29/20 – Name changed to Federated Hermes Government Obligations Fund

6/30/10 – Name changed to Federated Government Obligations Fund

EXHIBIT A

to the

Investment Advisory Contract

GOVERNMENT OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 11th day of December, 1989.

Attest:	FEDERATED MANAGEMENT

/s/ John W. McGonigle	By:/s/ Mark L. Mallon
Secretary	Executive Vice President

Attest:	MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle	By:/s/ Glen R. Johnson
Secretary	Vice President

Amendment #1 to EXHIBIT A

to the

Investment Advisory Contract

FEDERATED HERMES GOVERNMENT OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .15 of 1% of the average daily net assets of the Fund, which shall be effective as of October I, 2023.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .15 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2023.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and CEO

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: __/s/ J. Christopher Donahue

Name: J Christopher Donahue

President

6/29/20 – Name changed to Federated Hermes Institutional Prime Obligations Fund

3/31/16 – Name changed to Federated Institutional Prime Obligations Fund

6/30/10 – Name changed to Federated Prime Obligations Fund

EXHIBIT B

to the

Investment Advisory Contract

PRIME OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 11th day of December, 1989.

Attest:	FEDERATED MANAGEMENT

/s/ John W. McGonigle	By:/s/ Mark L. Mallon
Secretary	Executive Vice President

Attest:	MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle	By:/s/ Glen R. Johnson
Secretary	Vice President

Amendment #1 to EXHIBIT B

to the

Investment Advisory Contract

FEDERATED HERMES PRIME INSTITUTIONAL OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .15 of 1% of the average daily net assets of the Fund, which shall be effective as of October 1, 2023.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .15 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2023.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/John B. Fisher_____________________

Name: John B. Fisher

Title: President & CEO

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:_/s/ J. Christopher Donahue_______________

Name: J. Christopher Donahue

Title: President

2/28/91 - Portfolio terminated

EXHIBIT C

to the

Investment Advisory Contract

PRIME PLUS OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 11th day of December, 1989.

Attest:	FEDERATED MANAGEMENT

/s/ John W. McGonigle	By:/s/ Mark L. Mallon
Secretary	Executive Vice President

Attest:	MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle	By:/s/ Glen R. Johnson
Secretary	Vice President

6/29/20 – Name changed to Federated Hermes Tax-Free Obligations Fund

6/30/10 – Name changed to Federated Tax-Free Obligations Fund

EXHIBIT D

to the

Investment Advisory Contract

TAX-FREE OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 11th day of December, 1989.

Attest:	FEDERATED MANAGEMENT

/s/ John W. McGonigle	By:/s/ Mark L. Mallon
Secretary	Executive Vice President

Attest:	MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle	By:/s/ Glen R. Johnson
Secretary	Vice President

6/29/20 – Name changed to Federated Hermes Treasury Obligations Fund

6/30/10 – Name changed to Federated Treasury Obligations Fund

EXHIBIT E

to the

Investment Advisory Contract

TREASURY OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 11th day of December, 1989.

Attest:	FEDERATED MANAGEMENT

/s/ John W. McGonigle	By:/s/ Mark L. Mallon
Secretary	Executive Vice President

Attest:	MONEY MARKET OBLIGATIONS TRUST

/s/ John W. McGonigle	By:/s/ Glen R. Johnson
Secretary	Vice President

Amendment #1 to EXHIBIT E

to the

Investment Advisory Contract

FEDERATED HERMES TREASURY OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .15 of 1% of the average daily net assets of the Fund, which shall be effective as of October 1, 2023.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .15 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2023.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: _/s/ John B. Fisher_______________________

Name: John B. Fisher

Title: President & CEO

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: __/s/ J, Christopher Donahue ___________

Name: J. Christopher Donahue

President

EXHIBIT F never done. - skipped to Exhibit G!

12/11/15 – Merged into Federated Prime Cash Obligations Fund

6/30/10 – Name changed to Federated Automated Cash Management Trust

EXHIBIT G

to the

Investment Advisory Contract

AUTOMATED CASH MANAGEMENT TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 1994.

Attest:	FEDERATED MANAGEMENT

/s/ S. Elliott Cohan	By:/s/ Mark L. Mallon
Assistant Secretary	Executive Vice President

Attest:	MONEY MARKET OBLIGATIONS TRUST

/s/ Jeannette Fisher-Garber	By:/s/ J. Christopher Donahue
Assistant Secretary	President

9/21/2018 – Federated Institutional Prime 60 Day Fund was liquidated.

8/1/16 – Federated Master Trust changed its name to Federated Institutional Prime 60 Day Fund.

Amendment #1

EXHIBIT H

to the

Investment Advisory Contract

FEDERATED INSTITUTIONAL PRIME 60 DAY FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, a net investment advisory fee equal to the gross investment advisory fee computed in accordance with subparagraph (a) hereof, less the reimbursement computed in accordance with subparagraph (b) hereof:

(a)       The annual gross investment advisory fee shall be equal to 0.40% of the average daily net assets of the Trust. Such fee shall be accrued daily at the rate of 1/365th of 0.40% of the daily net assets of the Trust.

(b)       Adviser shall reimburse the Trust (limited to the amount of the gross investment advisory fee computed in accordance with the provisions of subparagraph (a) of this paragraph 4) in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Trust, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under Federal and state laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Trust for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent’s sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

(c) The net advisory fee so accrued during each calendar month shall be paid to Adviser on the last day of each month.

Witness the due execution hereof this 1st day of June, 2005.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

4Name: J. Christopher Donahue

Title: Vice President

9/21/2018 – Federated Institutional Prime 60 Day Fund was liquidated.

8/1/16 – Federated Master Trust changed its name to Federated Institutional Prime 60 Day Fund.

Amendment #2

EXHIBIT H

to the

Investment Advisory Contract

FEDERATED INSTITUTIONAL PRIME 60 DAY FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, a net investment advisory fee equal to the gross investment advisory fee computed in accordance with subparagraph (a) hereof, less the reimbursement computed in accordance with subparagraph (b) hereof:

(a)       The annual gross investment advisory fee shall be equal to 0.20% of the average daily net assets of the Trust. Such fee shall be accrued daily at the rate of 1/365th of 0.20% of the daily net assets of the Trust.

(b)       Adviser shall reimburse the Trust (limited to the amount of the gross investment advisory fee computed in accordance with the provisions of subparagraph (a) of this paragraph 4) in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Trust, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under Federal and state laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Trust for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent’s sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

(c) The net advisory fee so accrued during each calendar month shall be paid to Adviser on the last day of each month.

Witness the due execution hereof this 1st day of June, 2015.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

3/5/10 – Merged into Government Obligations Fund

EXHIBIT I

to the

Investment Advisory Contract

FEDERATED SHORT-TERM U.S. GOVERNMENT TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of April, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

4/11/08 – Merged into Institutional Shares of Government Obligations Fund

EXHIBIT J

to the

Investment Advisory Contract

LIQUID CASH TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

Adviser shall reimburse the Fund (limited to the amount of the gross investment advisory fee computed in accordance with the above provision in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Fund, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, Federal and state registration fees, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .45 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent’s sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of April, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

12/2/05 - Merged into Government Obligations Tax-Managed Fund

EXHIBIT K

to the

Investment Advisory Contract

TRUST FOR GOVERNMENT CASH RESERVES

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of April, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

8/5/05 - Merged into Federated Short-Term U.S. Government Trust

EXHIBIT L

to the

Investment Advisory Contract

TRUST FOR SHORT-TERM U.S. GOVERNMENT SECURITIES

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

Adviser shall reimburse the Fund (limited to the amount of the gross investment advisory fee computed in accordance with the above provision in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Fund, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under Federal and State laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent’s sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of April, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

6/29/20 – Name changed to Federated Hermes Trust for U.S. Treasury Obligations

6/1/15 – See Amendment #1

6/30/10 – Name changed to Federated Trust for U.S. Treasury Obligations

EXHIBIT M

to the

Investment Advisory Contract

TRUST FOR U.S. TREASURY OBLIGATIONS

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

Adviser shall reimburse the Fund (limited to the amount of the gross investment advisory fee computed in accordance with the above provision in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Fund, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its Shares under Federal and state laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent’s sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of April, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

6/29/20 – Name changed to Federated Hermes Trust for U.S. Treasury Obligations

Amendment #1 to

EXHIBIT M

to the

Investment Advisory Contract

FEDERATED TRUST FOR U.S. TREASURY OBLIGATIONS

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.20 of 1% applied to the daily net assets of the Fund.

With respect to the Institutional Shares class only, the Adviser shall reimburse such Class (limited to the amount of the gross investment advisory fee computed in accordance with the above provision in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Institutional Share Class, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Institutional Share Class and its Shares under Federal and state laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent’s sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day June, 2015.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher

Name: J. Christopher Donahue

Title: President

Amendment #2 to EXHIBIT M

to the

Investment Advisory Contract

FEDERATED HERMES TRUST FOR U.S. TREASURY OBLIGATIONS

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to 0.15 of 1% of the average daily net assets of the Fund, which shall be effective as of October 1, 2023.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.15 of 1% applied to the daily net assets of the Fund.

With respect to the Institutional Shares class only, the Adviser shall reimburse such Class (limited to the amount of the gross investment advisory fee computed in accordance with the above provision in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Institutional Share Class, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Institutional Share Class and its Shares under Federal and state laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent’s sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day June, 2023.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By:_/s/ John B. Fisher__________________________________

Name: John B. Fisher

Title: President/CEO

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue____________________________

Name: J. Christopher Donahue

Title: President

10/10/14 – Merged into Federated Treasury Obligations Fund

6/30/10 – Name changed to Federated Automated Government Money Trust

EXHIBIT N

to the

Investment Advisory Contract

AUTOMATED GOVERNMENT MONEY TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of April, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

12/18/15 – Merged into Federated Government Reserves Fund

6/30/10 – Name changed to Federated Liberty U.S. Government Money Market Trust

EXHIBIT O

to the

Investment Advisory Contract

LIBERTY U.S. GOVERNMENT MONEY MARKET TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee ranging from 0.5% on the first $500 million of average daily net assets of the Trust to 0.4% on average daily net assets in excess of $2 billion as specified below:

INVESTMENT ADVISORY FEE	AVERAGE DAILY NET ASSETS OF THE TRUST

.5%	on the first $500 million
.475%	on the next $500 million
.45%	on the next $500 million
.425%	on the next $500 million
.4%	thereafter

Such fee shall be accrued daily at the rate of 1/365th of the investment advisory fee as set forth in the schedule above applied to the daily net assets of the Trust. The advisory fee so accrued shall be paid to Adviser on the 15th and on the last day of each month.

Witness the due execution hereof this 1st day of August, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

12/18/15 – Merged into Federated Government Reserves Fund

6/30/10 – Name changed to Federated Automated Government Cash Reserves

EXHIBIT P

to the

Investment Advisory Contract

AUTOMATED GOVERNMENT CASH RESERVES

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of August, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

6/29/20 – Name changed to Federated Hermes U.S. Treasury Cash Reserves

6/1/14 – See Amd. #1 to Exhibit Q

6/30/10 – Name changed to Federated U.S. Treasury Cash Reserves

EXHIBIT Q

to the

Investment Advisory Contract

U.S. TREASURY CASH RESERVES

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of August, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

6/29/20 – Name changed to Federated Hermes U.S. Treasury Cash Reserves

AMENDMENT #1 TO EXHIBIT Q

to the

Investment Advisory Contract

FEDERATED U.S. TREASURY CASH RESERVES

This Amendment #1 to Exhibit Q to the Investment Advisory Contract between Federated Investment Management Company and Money Market Obligations Trust was approved at a board meeting on May 15, 2014.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2014.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

AMENDMENT #2 TO EXHIBIT Q

to the

Investment Advisory Contract

FEDERATED HERMES U.S. TREASURY CASH RESERVES

This Amendment #2 to Exhibit Q to the Investment Advisory Contract between Federated Investment Management Company and Money Market Obligations Trust (the "Trust"), approved at a board meeting on May 11 th , 2023, shall become effective as of July 1, 2023.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .15 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .15 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2023.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

11/18/06 - Merged into U. S. Treasury Cash Reserves

EXHIBIT R

to the

Investment Advisory Contract

AUTOMATED TREASURY CASH RESERVES

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of August, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

9/30/15 – See Amendment #1 to Exhibit S

EXHIBIT S

to the

Investment Advisory Contract

FEDERATED TAX-FREE TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Adviser shall reimburse the Fund (limited to the amount of the gross investment advisory fee computed in accordance with the provisions of this Exhibit S) in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Fund, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under Federal and state laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent’s sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

Witness the due execution hereof this 1st day of September, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

6/29/20 – Name changed to Federated Hermes Institutional Tax-Free Cash Trust

3/31/16 – Name changed to Federated Institutional Tax-Free Cash Trust

Amendment #1 to

EXHIBIT S

to the

Investment Advisory Contract

FEDERATED TAX-FREE TRUST

Effective September 30, 2015, for all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Adviser shall reimburse the Fund (limited to the amount of the gross investment advisory fee computed in accordance with the provisions of this Exhibit S) in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Fund, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Fund and its shares under Federal and state laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Fund for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent’s sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

Witness the due execution hereof this 1st day of June, 2015.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

MONEY MARKET OBLIGATIONS TRUST

By: /s/ /J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/28/07 - See Amd. #1 to Exhibit T

EXHIBIT T

to the

Investment Advisory Contract

PENNSYLVANIA MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

2/28/18- See Amd. #2 to Exhibit T

6/30/10 – Name changed to Federated Pennsylvania Municipal Cash Trust

Amendment #1 to EXHIBIT T

to the

Investment Advisory Contract

PENNSYLVANIA MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit T to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Pennsylvania Municipal Cash Trust

Amendment #2 to EXHIBIT T

to the

Investment Advisory Contract

FEDERATED PENNSYLVANIA MUNICIPAL CASH TRUST

This Amendment #2 to Exhibit T to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on

August 18, 2017, shall become effective as of February 28, 2018.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .30 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .30 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of September, 2017.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/28/07 - See Amd. #1 to Exhibit U

EXHIBIT U

to the

Investment Advisory Contract

CONNECTICUT MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

10/27/17 – Federated Connecticut Municipal Cash Trust was liquidated 10/27/17.

6/30/10 – Name changed to Federated Connecticut Municipal Cash Trust.

Amendment #1 to EXHIBIT U

to the

Investment Advisory Contract

CONNECTICUT MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit U to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/28/07 - See Amd. #1 to Exhibit V

EXHIBIT V

to the

Investment Advisory Contract

MASSACHUSETTS MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

2/28/18 – See Amendment #2 to Exhibit V.

6/30/10 – Name changed to Federated Massachusetts Municipal Cash Trust

Amendment #1 to EXHIBIT V

to the

Investment Advisory Contract

MASSACHUSETTS MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit V to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Massachusetts Municipal Cash Trust

Amendment #2 to EXHIBIT V

to the

Investment Advisory Contract

FEDERATED MASSACHUSETTS MUNICIPAL CASH TRUST

This Amendment #2 to Exhibit V to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on

August 18, 2017, shall become effective as of February 28, 2018.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .30 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .30 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of September, 2017.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

10/27/017- Federated Minnesota Municipal Cash Trust was liquidated.

6/30/10 – Name changed to Federated Minnesota Municipal Cash Trust

EXHIBIT W

to the

Investment Advisory Contract

MINNESOTA MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

10/27/17-Federated New Jersey Municipal Cash Trust was liquidated.

6/30/10 – Name changed to Federated New Jersey Municipal Cash Trust.

EXHIBIT X

to the

Investment Advisory Contract

NEW JERSEY MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

10/27/17 – Federated Ohio Municipal Cash Trust liquidated.

6/30/10 – Name changed to Federated Ohio Municipal Cash Trust

EXHIBIT Y

to the

Investment Advisory Contract

OHIO MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

2/28/18 – See Amendment #1 to Exhibit Z.

6/30/10 – Name changed to Federated Virginia Municipal Cash Trust

EXHIBIT Z

to the

Investment Advisory Contract

VIRGINIA MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

6/29/20 – Name changed to Federated Hermes Virginia Municipal Cash Trust

Amendment #1 to EXHIBIT Z

to the

Investment Advisory Contract

FEDERATED VIRGINIA MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit Z to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on

August 18, 2017, shall become effective as of February 28, 2018.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .30 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .30 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of September, 2017.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

9/20/13 – Portfolio terminated

2/28/07 - See Amd. #1 to Exhibit AA

EXHIBIT AA

to the

Investment Advisory Contract

ALABAMA MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

9/20/13 – Portfolio terminated

6/30/10 – Name changed to Federated Alabama Municipal Cash Trust

Amendment #1 to EXHIBIT AA

to the

Investment Advisory Contract

ALABAMA MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit AA to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/28/07 - See Amd. #1 to Exhibit BB

EXHIBIT BB

to the

Investment Advisory Contract

NORTH CAROLINA MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

10/27/17 – Federated North Carolina Municipal Cash Tust was liquidated.

6/30/10 – Name changed to Federated North Carolina Municipal Cash Trust.

Amendment #1 to EXHIBIT BB

to the

Investment Advisory Contract

NORTH CAROLINA MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit BB to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/25/11 – Portfolio liquidated

2/28/07 - See Amd. #1 to Exhibit CC

EXHIBIT CC

to the

Investment Advisory Contract

MARYLAND MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

2/25/11 – Portfolio liquidated

6/30/10 – Name changed to Federated Maryland Municipal Cash Trust

Amendment #1 to EXHIBIT CC

to the

Investment Advisory Contract

MARYLAND MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit CC to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/28/18 – See Amendment #1 to Exhibit DD.

6/30/10 – Name changed to Federated New York Municipal Cash Trust

EXHIBIT DD

to the

Investment Advisory Contract

NEW YORK MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

6/29/20 – Name changed to Federated Hermes New York Municipal Cash Trust

Amendment #1 to EXHIBIT DD

to the

Investment Advisory Contract

FEDERATED NEW YORK MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit DD to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on

August 18, 2017, shall become effective as of February 28, 2018.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .30 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .30 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2017.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Amendment #2 to EXHIBIT DD

to the

Investment Advisory Contract

FEDERATED HERMES NEW YORK MUNICIPAL CASH TRUST

This Amendment #2 to Exhibit DD to the Investment Advisory Contract between Federated Investment Management Company and Federated Hermes Money Market Obligations Trust, approved at a board meeting on August 16, 2024, shall become effective on or about January 1, 2025.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .25 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .25 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2024.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President

FEDERATED HERMES MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes California Municipal Cash Trust

2/28/07 - See Amd. #1 to Exhibit EE

EXHIBIT EE

to the

Investment Advisory Contract

CALIFORNIA MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

6/29/20 – Name changed to Federated Hermes California Municipal Cash Trust

2/28/18 – See Exhibit #2 to Exhibit EE.

6/30/10 – Name changed to Federated California Municipal Cash Trust

Amendment #1 to EXHIBIT EE

to the

Investment Advisory Contract

CALIFORNIA MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit EE to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes California Municipal Cash Trust

Amendment #2 to EXHIBIT EE

to the

Investment Advisory Contract

FEDERATED CALIFORNIA MUNICIPAL CASH TRUST

This Amendment #2 to Exhibit EE to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on

August 18, 2017, shall become effective as of February 28, 2018.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .30 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .30 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2017.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By:/s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Amendment #3 to EXHIBIT EE

to the

Investment Advisory Contract

FEDERATED HERMES CALIFORNIA MUNICIPAL CASH TRUST

This Amendment #3 to Exhibit EE to the Investment Advisory Contract between Federated Investment Management Company and Federated Hermes Money Market Obligations Trust, approved at a board meeting on August 16, 2024, shall become effective on or about January 1, 2025.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .25 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .25 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day September, 2024.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By:/s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

FEDERATED HERMES MONEY MARKET OBLIGATIONS

TRUST

By: J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

10/27/17 – Federated Florida Municipal Cash Trust liquidated.

6/30/10 – Name changed to Federated Florida Municipal Cash Trust

EXHIBIT FF

to the

Investment Advisory Contract

FLORIDA MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

2/19/21 – Federated Hermes Georgia Municipal Cash Trust was liquidated.

6/29/20 – Name changed to Federated Hermes Georgia Municipal Cash Trust

2/28/07 - See Amd. #1 to Exhibit GG

EXHIBIT GG

to the

Investment Advisory Contract

GEORGIA MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

2/19/21 – Federated Hermes Georgia Municipal Cash Trust was liquidated.

6/29/20 – Name changed to Federated Hermes Georgia Municipal Cash Trust

2/28/18- See Amendment #2 to Exhibit GG.

6/30/10 – Name changed to Federated Georgia Municipal Cash Trust

Amendment #1 to EXHIBIT GG

to the

Investment Advisory Contract

GEORGIA MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit GG to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/19/21 – Federated Hermes Georgia Municipal Cash Trust was liquidated.

6/29/20 – Name changed to Federated Hermes Georgia Municipal Cash Trust

Amendment #2 to EXHIBIT GG

to the

Investment Advisory Contract

FEDERATED GEORGIA MUNICIPAL CASH TRUST

This Amendment #2 to Exhibit GG to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on

August 18, 2017, shall become effective as of February 28, 2018.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .30 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .30 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2017.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

2/28/07 - See Amd. #1 to Exhibit HH

EXHIBIT HH

to the

Investment Advisory Contract

MICHIGAN MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

10/27/17 – liquidated

6/30/10 – Name changed to Federated Michigan Municipal Cash Trust

Amendment #1 to EXHIBIT HH

to the

Investment Advisory Contract

MICHIGAN MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit HH to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

11/1/99 - Terminated

EXHIBIT II

to the

Investment Advisory Contract

TENNESSEE MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

2/25/11 – Portfolio terminated

2/28/07 - See Amd. #1 to Exhibit JJ

EXHIBIT JJ

to the

Investment Advisory Contract

ARIZONA MUNICIPAL CASH TRUST

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

2/25/11 – Portfolio terminated

6/30/10 – Name changed to Federated Arizona Municipal Cash Trust

Amendment #1 to EXHIBIT JJ

to the

Investment Advisory Contract

ARIZONA MUNICIPAL CASH TRUST

This Amendment #1 to Exhibit JJ to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on August 17, 2006, shall become effective as of February 28, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2006.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/29/20 – Name changed to Federated Hermes Municipal Obligations Fund

6/30/10 – Name changed to Federated Municipal Obligations Fund

EXHIBIT KK

to the

Investment Advisory Contract

MUNICIPAL OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

6/29/20 – Name changed to Federated Hermes Prime Cash Obligations Fund

6/30/10 – Name changed to Federated Prime Cash Obligations Fund

EXHIBIT LL

to the

Investment Advisory Contract

PRIME CASH OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

Amendment # 1 to EXHIBIT LL

to the

Investment Advisory Contract

FEDERATED HERMES PRIME CASH OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .15 of 1% of the average daily net assets of the Fund, which shall be effective as of October 1, 2023.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .15 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2023.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President & CEO

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

July 19, 2024 – Federated Hermes Institutional Prime Value Obligations Fund will merge into Federated Hermes Prime Obligations Fund.

6/29/20 – Name changed to Federated Hermes Institutional Prime Value Obligations Fund

3/31/16 – Name changed to Federated Institutional Prime Value Obligations Fund

6/30/10 – Name changed to Prime Value Obligations Fund

EXHIBIT MM

to the

Investment Advisory Contract

PRIME VALUE OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

7/19/24 – PVOF will merge into POF.

Amendment #1 to EXHIBIT MM

to the

Investment Advisory Contract

FEDERATED HERMES INSTITUTIONAL PRIME VALUE OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .15 of 1% of the average daily net assets of the Fund, which shall be effective as of October 1, 2023.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .15 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2023.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By:/s/ John B. Fisher

Name: John B. Fisher

Title: President & CEO

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By:/s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

8/5/05 - Merged into Federated Master Trust

EXHIBIT NN

to the

Investment Advisory Contract

MONEY MARKET TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, a net investment advisory fee equal to the gross investment advisory fee computed in accordance with subparagraph (a) hereof, less the reimbursement computed in accordance with subparagraph (b) hereof:

(a) The annual gross investment advisory fee shall be equal to 0.40% of the average daily net assets of the Trust. Such fee shall be accrued daily at the rate of 1/365th of 0.40% of the daily net assets of the Trust.

(b) Adviser shall reimburse the Trust (limited to the amount of gross investment advisory fee computed in accordance with the provisions of subparagraph (a) of this paragraph 4) in any fiscal year or portion thereof, the amount, if any, by which the aggregate normal operating expenses of the Trust, including the gross investment advisory fee but excluding interest, taxes, brokerage commissions, expenses of registering and qualifying the Trust and its shares under Federal and State laws, expenses of withholding taxes, and extraordinary expenses for such fiscal year or portion thereof exceed .45 of 1% (or in the case of a portion of a fiscal year, .0375 of 1% multiplied by the number of calendar months in such period) of the average daily net assets of the Trust for such period. This obligation does not include any expenses incurred by shareholders who choose to avail themselves of the Transfer Agent's sub-accounting facilities. Such reimbursement will be accounted for and adjusted annually in accordance with generally accepted accounting principles and any Rules and Regulations of the Securities and Exchange Commission applicable thereto.

(c) The net advisory fee so accrued during each calendar month shall be paid to Adviser on the last day of each month.

Witness the due execution hereof this 1st day of November, 1999.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

10/29/07 - See Amendment #1 to Exhibit OO

Exhibit OO

to the

Investment Advisory Contract

MONEY MARKET MANAGEMENT

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee ranging from 0.5% on the first $500 million of average daily net assets of the Trust to 0.4% on average daily net assets in excess of $2 billion as specified below:

INVESTMENT ADVISORY FEE	AVERAGE DAILY NET ASSETS OF THE TRUST

.5%	on the first $500 million
.475%	on the next $500 million
.45%	on the next $500 million
.425%	on the next $500 million
.4%	thereafter

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of February, 2000.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ Richard B. Fisher

Name: Richard B. Fisher

Title: Vice President

712/24 – MMM will liquidate.

6/1/23 – See Amd.#2 to Exhibit OO.

6/29/20 – Name changed to Federated Hermes Institutional Money Market Management

3/31/16 – Name changed to Federated Institutional Money Market Management

6/30/10 – Name changed to Federated Money Market Management

Amendment #1 to EXHIBIT OO

to the

Investment Advisory Contract

MONEY MARKET MANAGEMENT

This Amendment #1 to Exhibit OO to the Investment Advisory Contract between Federated Investment Management Co. and Money Market Obligations Trust, approved at a board meeting on

August 17, 2007, shall become effective as of October 29, 2007.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of September, 2007.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

7/12/24 – MMM will liquidate.

Amendment #2 to EXHIBIT OO

to the

Investment Advisory Contract

FEDERATED HERMES INSTITUTIONAL MONEY MARKET MANAGEMENT

This Amendment #2 to Exhibit OO to the Investment Advisory Contract between Federated Investment Management Co. and Federated Hermes Money Market Obligations Trust, approved at a board meeting on May 11th, 2023, shall become effective as of October 1, 2023.

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .15 of 1% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of .15 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of the above-named Fund.

Witness the due execution hereof this 1st day of June, 2023.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President and Chief Executive Officer

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

7/31/08 - See new advisory contract with Passport Research for this Portfolio

Exhibit PP

to the

Investment Advisory Contract

TAX-FREE INSTRUMENTS TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.5% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.5 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of September, 2000.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

67/18/14 – Merged into Federated Money Market Management

6/30/10 – Name changed to Federated Prime Obligations Fund

Exhibit QQ

to the

Investment Advisory Contract

PRIME MANAGEMENT OBLIGATIONS FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.20% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of March, 2003.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ Keith M. Schappert

Name: Keith M. Schappert

Title: President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/1/15 – See Amendment #1

Exhibit RR

to the

Investment Advisory Contract

FEDERATED CAPITAL RESERVES FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 030% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.30 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of December, 2004.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ Keith M. Schappert

Name: Keith M. Schappert

Title: President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

10/1/23-See amendment #2 to Exhibit RR.

6/29/20 – Name changed to Federated Hermes Capital Reserves Fund

Amendment #1 to

Exhibit RR

to the

Investment Advisory Contract

FEDERATED CAPITAL RESERVES FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.20% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2015.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Amendment #2 to

Exhibit RR

to the

Investment Advisory Contract

FEDERATED HERMES CAPITAL RESERVES FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.15% of the average daily net assets of the Fund, which shall be effective as of October 1, 2023.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.15 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2023.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

FEDERATED HERMES MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/1/15 – See Amendment #1

Exhibit SS

to the

Investment Advisory Contract

FEDERATED GOVERNMENT RESERVES FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 030% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.30 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of December, 2004.

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ Keith M. Schappert

Name: Keith M. Schappert

Title: President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

7/12/24 – Federated Hermes Institutional Money Market Management liquidated.

10/10/23- See amendment #2.

6/29/20 – Name changed to Federated Hermes Institutional Money Market Management

3/31/16 – Name changed to Federated Institutional Money Market Management

Amendment #1 to

Exhibit SS

to the

Investment Advisory Contract

FEDERATED GOVERNMENT RESERVES FUND

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.20% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2015.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Amendment #2 to

Exhibit SS

to the

Investment Advisory Contract

FEDERATED HERMES GOVERNMENT RESERVES FUND

For all services rendered by Adviser hereunder, the above-named Fund of the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.15 of 1% of the average daily net assets of the Fund, which shall be effective as of October 1, 2023.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.15 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2023.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

FEDERATED HERMES MONEY MARKET

OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

6/1/15 – See Amendment #1

Exhibit TT

to the

Investment Advisory Contract

FEDERATED MUNICIPAL TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.30% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.30 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of December, 2004

FEDERATED INVESTMENT

MANAGEMENT COMPANY

By: /s/ Keith M. Schappert

Name: Keith M. Schappert

Title: President

MONEY MARKET OBLIGATIONS

TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

10/27/17 – Federated Municipal Trust was liquidated.

Amendment #1 to

Exhibit TT

to the

Investment Advisory Contract

FEDERATED MUNICIPAL TRUST

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.20% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of June, 2015.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/ John B. Fisher

Name: John B. Fisher

Title: President/CEO

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

7/15/17 - Federated Institutional Prime 60 Day Max Money Market Fund was terminated.

Exhibit UU

to the

Investment Advisory Contract

Federated Institutional Prime 60-Day Max Money Market Fund

For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual gross investment advisory fee equal to 0.20% of the average daily net assets of the Fund.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of 1/365th of 0.20 of 1% applied to the daily net assets of the Fund.

The advisory fee so accrued shall be paid to Adviser daily.

Witness the due execution hereof this 1st day of April, 2016.

FEDERATED INVESTMENT MANAGEMENT COMPANY

By: /s/John B. Fisher

Name: John B. Fisher

Title: President/CEO

MONEY MARKET OBLIGATIONS TRUST

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Amendment to

Investment Advisory Contract

between

Money Market Obligations Trust

and

Federated Investment Management Company

This Amendment to the Investment Advisory Contract (“Agreement”) dated December 11, 1989, between Money Market Obligations Trust on behalf of the Funds listed on exhibits to the Agreement (“Fund”) and Federated Investment Management Company (“Service Provider”) is made and entered into as of the 1st day of June, 2001.

WHEREAS, the Fund has entered into the Agreement with the Service Provider;

WHEREAS, the Securities and Exchange Commission has adopted Regulation S-P at 17 CFR Part 248 to protect the privacy of individuals who obtain a financial product or service for personal, family or household use;

WHEREAS, Regulation S-P permits financial institutions, such as the Fund, to disclose ”nonpublic personal information” (“NPI”) of its “customers” and “consumers” (as those terms are therein defined in Regulation S-P) to affiliated and nonaffiliated third parties of the Fund, without giving such customers and consumers the ability to opt out of such disclosure, for the limited purposes of processing and servicing transactions (17 CFR § 248.14) (“Section 248.14 NPI”); for specified law enforcement and miscellaneous purposes (17 CFR § 248.15) (“Section 248.15 NPI”) ; and to service providers or in connection with joint marketing arrangements (17 CFR § 248.13) (“Section 248.13 NPI”);

WHEREAS, Regulation S-P provides that the right of a customer and consumer to opt out of having his or her NPI disclosed pursuant to 17 CFR § 248.7 and 17 CFR § 248.10 does not apply when the NPI is disclosed to service providers or in connection with joint marketing arrangements, provided the Fund and third party enter into a contractual agreement that prohibits the third party from disclosing or using the information other than to carry out the purposes for which the Fund disclosed the information (17 CFR § 248.13);

NOW, THEREFORE, the parties intending to be legally bound agree as follows:

1.      The Fund and the Service Provider hereby acknowledge that the Fund may disclose shareholder NPI to the Service Provider as agent of the Fund and solely in furtherance of fulfilling the Service Provider’s contractual obligations under the Agreement in the ordinary course of business to support the Fund and its shareholders.

2.      The Service Provider hereby agrees to be bound to use and redisclose such NPI only for the limited purpose of fulfilling its duties and obligations under the Agreement, for law enforcement and miscellaneous purposes as permitted in 17 CFR §§ 248.15, or in connection with joint marketing arrangements that the Funds may establish with the Service Provider in accordance with the limited exception set forth in 17 CFR § 248.13.

3.      The Service Provider further represents and warrants that, in accordance with 17 CFR § 248.30, it has implemented, and will continue to carry out for the term of the Agreement, policies and procedures reasonably designed to:

•       insure the security and confidentiality of records and NPI of Fund customers,

•       protect against any anticipated threats or hazards to the security or integrity of Fund customer records and NPI, and

•       protect against unauthorized access to or use of such Fund customer records or NPI that could result in substantial harm or inconvenience to any Fund customer.

4.       The Service Provider may redisclose Section 248.13 NPI only to: (a) the Funds and affiliated persons of the Funds (“Fund Affiliates”); (b) affiliated persons of the Service Provider (“Service Provider Affiliates”) (which in turn may disclose or use the information only to the extent permitted under the original receipt); (c) a third party not affiliated with the Service Provider of the Funds (“Nonaffiliated Third Party”) under the service and processing (§248.14) or miscellaneous (§248.15) exceptions, but only in the ordinary course of business to carry out the activity covered by the exception under which the Service Provider received the information in the first instance; and (d) a Nonaffiliated Third Party under the service provider and joint marketing exception (§248.13), provided the Service Provider enters into a written contract with the Nonaffiliated Third Party that prohibits the Nonaffiliated Third Party from disclosing or using the information other than to carry out the purposes for which the Funds disclosed the information in the first instance.

5.       The Service Provider may redisclose Section 248.14 NPI and Section 248.15 NPI to: (a) the Funds and Fund Affiliates; (b) Service Provider Affiliates (which in turn may disclose the information to the same extent permitted under the original receipt); and (c) a Nonaffiliated Third Party to whom the Funds might lawfully have disclosed NPI directly.

6.       The Service Provider is obligated to maintain beyond the termination date of the Agreement the confidentiality of any NPI it receives from the Fund in connection with the Agreement or any joint marketing arrangement, and hereby agrees that this Amendment shall survive such termination.

WITNESS the due execution hereof this 1st day of June, 2001.

Money Market Obligations Trust

By: /s/ J. Christopher Donahue

Name: J. Christopher Donahue

Title: President

Federated Investment Management Company

By: /s/ G. Andrew Bonnewell

Name: G. Andrew Bonnewell

Title: Vice President

6/29/20 – Name changed to Federated Hermes Money Market Obligations Trust

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, dated as of June 1, 2017, that Money Market Obligations Trust, a business trust duly organized under the laws of the Commonwealth of Massachusetts (the “Trust”), does hereby nominate, constitute and appoint Federated Investment Management Company, a business trust duly organized under the laws of the state of Delaware (the "Adviser"), to act hereunder as the true and lawful agent and attorney-in-fact of the Trust, acting on behalf of each of the series portfolios of the Trust for which the Adviser provides advisory services and acts as investment adviser as of the date of this limited power attorney and for such series portfolios that may be established by the Trust in the future from time to (each such series portfolio being hereinafter referred to as a "Fund" and collectively as the "Funds"), for the specific purpose of executing and delivering all such agreements, instruments, contracts, assignments, bond powers, stock powers, transfer instructions, receipts, waivers, consents and other documents, and performing all such acts, as the Adviser may deem necessary or reasonably desirable, related to the acquisition, disposition and/or reinvestment of the funds and assets of a Fund of the Trust in accordance with Adviser's supervision of the investment, sale and reinvestment of the funds and assets of each Fund pursuant to the authority granted to the Adviser as investment adviser of each Fund under that certain investment advisory contract dated December 11, 1989 by and between the Adviser and the Trust (such investment advisory contract, as may be amended, supplemented or otherwise modified from time to time is hereinafter referred to as the "Investment Advisory Contract").

The Adviser shall exercise or omit to exercise the powers and authorities granted herein in each case as the Adviser in its sole and absolute discretion deems desirable or appropriate under existing circumstances. The Trust hereby ratifies and confirms as good and effectual, at law or in equity, all that the Adviser, and its officers and employees, may do by virtue hereof. However, despite the above provisions, nothing herein shall be construed as imposing a duty on the Adviser to act or assume responsibility for any matters referred to above or other matters even though the Adviser may have power or authority hereunder to do so. Nothing in this Limited Power of Attorney shall be construed (i) to be an amendment or modifications of, or supplement to, the Investment Advisory Contract, (ii) to amend, modify, limit or denigrate any duties, obligations or liabilities of the Adviser under the terms of the Investment Advisory Contract or (iii) exonerate, relieve or release the Adviser any losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Adviser (x) under the terms of the Investment Advisory Contract or (y) at law, or in equity, for the performance of its duties as the investment adviser of any of the Funds.

The Trust hereby agrees to indemnify and save harmless the Adviser and its Trustees, officers and employees (each of the foregoing an "Indemnified Party" and collectively the "Indemnified Parties") against and from any and all losses, obligations, penalties, actions, judgments and suits and other costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against an Indemnified Party, other than as a consequence of gross negligence or willful misconduct on the part of an Indemnified Party, arising out of or in connection with this Limited Power of Attorney or any other agreement, instrument or document executed in connection with the exercise of the authority granted to the Adviser herein to act on behalf of the Trust, including without limitation the reasonable costs, expenses and disbursements in connection with defending such Indemnified Party against any claim or liability related to the exercise or performance of any of the Adviser's powers or duties under this Limited Power of Attorney or any of the other agreements, instruments or documents executed in connection with the exercise of the authority granted to the Adviser herein to act on behalf of the Trust, or the taking of any action under or in connection with any of the foregoing. The obligations of the Trust under this paragraph shall survive the termination of this Limited Power of Attorney with respect to actions taken by the Adviser on behalf of the Trust during the term of this Limited Power of Attorney. No Fund shall have any joint or several obligation with any other Fund to reimburse or indemnify an Indemnified Party for any action, event, matter or occurrence performed or omitted by or on behalf of the Adviser in its capacity as agent or attorney-in-fact of Trust acting on behalf of any other Fund hereunder.

Any person, partnership, corporation or other legal entity dealing with the Adviser in its capacity as attorney-in-fact hereunder for the Trust is hereby expressly put on notice that the Adviser is acting solely in the capacity as an agent of the Trust and that any such person, partnership, corporation or other legal entity must look solely to the Trust in question for enforcement of any claim against the Trust, as the Adviser assumes no personal liability whatsoever for obligations of the Trust entered into by the Adviser in its capacity as attorney-in-fact for the Trust.

Each person, partnership, corporation or other legal entity which deals with a Fund of the Trustthrough the Adviser in its capacity as agent and attorney-in-fact of the Trust, is hereby expressly put on notice (i) that all persons or entities dealing with the Trust must look solely to the assets of the Fund of the Trust on whose behalf the Adviser is acting pursuant to its powers hereunder for enforcement of any claim against the Trust, as the Trustees, officers and/or agents of such Trust, the shareholders of the various classes of shares of the Trust and the other Funds of the Trust assume no personal liability whatsoever for obligations entered into on behalf of such Fund of the Trust, and (ii) that the rights, liabilities and obligations of any one Fund are separate and distinct from those of any other Fund of the Trust.

The execution of this Limited Power of Attorney by the Trust acting on behalf of the several Funds shall not be deemed to evidence the existence of any express or implied joint undertaking or appointment by and among any or all of the Funds. Liability for or recourse under or upon any undertaking of the Adviser pursuant to the power or authority granted to the Adviser under this Limited Power of Attorney under any rule of law, statute or constitution or by the enforcement of any assessment or penalty or by legal or equitable proceedings or otherwise shall be limited only to the assets of the Fund of the Trust on whose behalf the Adviser was acting pursuant to the authority granted hereunder.

The Trust hereby agrees that no person, partnership, corporation or other legal entity dealing with the Adviser shall be bound to inquire into the Adviser's power and authority hereunder and any such person, partnership, corporation or other legal entity shall be fully protected in relying on such power or authority unless such person, partnership, corporation or other legal entity has received prior written notice from the Trust that this Limited Power of Attorney has been revoked. This Limited Power of Attorney shall be revoked and terminated automatically upon the cancellation or termination of the Investment Advisory Contract between the Trust and the Adviser. Except as provided in the immediately preceding sentence, the powers and authorities herein granted may be revoked or terminated by the Trust at any time provided that no such revocation or termination shall be effective until the Adviser has received actual notice of such revocation or termination in writing from the Trust.

This Limited Power of Attorney constitutes the entire agreement between the Trust and the Adviser, may be changed only by a writing signed by both of them, and shall bind and benefit their respective successors and assigns; provided, however, the Adviser shall have no power or authority hereunder to appoint a successor or substitute attorney in fact for the Trust.

This Limited Power of Attorney shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania without reference to principles of conflicts of laws. Without limiting any other authority expressly granted hereunder, for purposes of Pennsylvania law, this Limited Power of Attorney shall be deemed to constitute a power used in a commercial transaction which authorizes an agency relationship which is exclusively granted to facilitate transfer of stock, bonds and other assets and which may be exercised independently of any other agent designated by the Trust/Corporation and includes, but is not limited to, the power to engage in stock, bond and other securities transactions as specified by 20 Pa.C.S. § 5603(k). The authority granted to the Adviser by this Limited Power of Attorney may be delegated by the Adviser to one or more successor agents or subadvisors, or to other persons the Adviser in its sole discretion determines are appropriate or necessary. If any provision hereof, or any power or authority conferred upon the Adviser herein, would be invalid or unexercisable under applicable law, then such provision, power or authority shall be deemed modified to the extent necessary to render it valid or exercisable while most nearly preserving its original intent, and no provision hereof, or power or authority conferred upon the Adviser herein, shall be affected by the invalidity or the non-exercisability of another provision hereof, or of another power or authority conferred herein.

This Limited Power of Attorney may be executed in as many identical counterparts as may be convenient and by the different parties hereto on separate counterparts. This Limited Power of Attorney shall become binding on the Trust when the Trust shall have executed at least one counterpart and the Adviser shall have accepted its appointment by executing this Limited Power of Attorney. Immediately after the execution of a counterpart original of this Limited Power of Attorney and solely for the convenience of the parties hereto, the Trust and the Adviser will execute sufficient counterparts so that the Adviser shall have a counterpart executed by it and the Trust, and the Trust shall have a counterpart executed by the Trust and the Adviser. Each counterpart shall be deemed an original and all such taken together shall constitute but one and the same instrument, and it shall not be necessary in making proof of this Limited Power of Attorney to produce or account for more than one such counterpart.

IN WITNESS WHEREOF, the Trust has caused this Limited Power of Attorney to be executed by its duly authorized officer as of the date first written above.

Money Market Obligations Turst

By:/s/ Deborah A. Cunningham

Name: Deborah A. Cunningham

Title: Vice-President

Accepted and agreed to this June 1, 2017

Federated Invesment Management Company

By:/s/ John B. Fisher

Name: John B. Fisher

Title: President & CEO